AUGUST 31, 2011

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Funds

Sign up for electronic delivery
on franklintempleton.com

GLOBAL

Templeton World Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · **Templeton** · Mutual Series

Annual Report

Templeton World Fund

Your Fund’s Goal and Main Investments: Templeton World Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including emerging markets. Under normal market conditions, the Fund will invest in issuers located in at least three different countries (including the U.S.).

This annual report for Templeton World Fund covers the fiscal year ended
August 31, 2011.

Performance Overview

Templeton World Fund – Class A posted a +13.45% cumulative total return for the 12 months under review. The Fund underperformed the +15.06% total return of its benchmark, the MSCI World Index, which measures stock market performance in global developed markets.1 In line with our long-term investment

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. As of 8/31/11, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +5.42%, compared with the MSCI World Index’s 10-year average annual total return of +4.22%. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 23.

Annual Report | 3

strategy, we are pleased with our long-term relative results, as shown in the Performance Summary beginning on page 12. For the 10-year period ended August 31, 2011, Templeton World Fund – Class A delivered a +69.56% cumulative total return, compared with the MSCI World Index’s +51.20% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

Economic and Market Overview

Global equities broadly delivered gains during the 12 months under review, although the positive momentum galvanizing markets throughout most of the period reversed sharply in the final months as escalating sovereign debt woes and economic growth concerns severely curtailed investor optimism. In September 2010, stocks had just weathered a weak summer session marked by signs of a growing debt crisis in Europe, potential overheating in emerging markets, a slowing recovery in the developed world, and the prospective end of the Federal Reserve Board’s (Fed’s) quantitative easing program. Yet, most developed world policymakers signaled their support for further stimulus as the Fed introduced a new round of quantitative easing and European policy-makers amended the Lisbon Treaty to provide for a permanent regional bailout facility. In contrast, growth and debt concerns did not affect most emerging markets, which instead raised interest rates and tightened lending standards to combat rising inflation. This combination of high emerging market growth and vigilant developed market policy support, in addition to ongoing corporate earnings strength, propelled stocks higher into 2011.

Equities continued to rally before encountering unanticipated headwinds in the spring of 2011 that resulted in rising volatility and a fading economic growth outlook. First, revolutionary uprisings swept the Middle East and North Africa, deposing several longstanding regimes and roiling global oil and gas markets. Then on March 11, Japan suffered its worst earthquake on record and subsequent nuclear radiation leaks that shut down supply chains and crippled the near-term output of the world’s third-largest economy. Nor was the western world immune from turmoil. European austerity measures and interest rate hikes cast a shadow over regional economic growth forecasts, while a second bailout package for Greece and better-than-expected bank stress test results failed to ease concerns that the region’s fiscal crisis could spread to larger eurozone economies. In a game of high-stakes brinkmanship, U.S. politicians debated ways to close the country’s yawning fiscal deficit, ultimately reaching an eleventh-hour compromise to raise the federal debt ceiling and avoid an unprecedented default. The episode impaired confidence in the world’s largest

4 | Annual Report

economy, however, and independent credit rating agency Standard & Poor’s downgraded the U.S.’s AAA credit rating for the first time to AA+. This confluence of events sent equities reeling at the end of the review period as investors fled to perceived safe haven assets like gold and U.S. Treasuries. Despite such heightened volatility and risk aversion at period-end, global equities nonetheless finished the 12-month period with respectable gains.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

In our August 2010 annual report we noted that, much to our disappointment as long-term value investors, the market seemed intensely focused on the short-term growth outlook. We observed that stocks were “broadly rising or declining in response to the changing outlook for the global economic recovery, with little consideration for differences in the underlying business values of individual securities.” While much happened during the year — a crippling Japanese earthquake, an ongoing revolution in the Arab world, a second round of quantitative easing in the U.S. and emergency bailouts in Europe —little changed. Markets remained preoccupied by concerns about debt levels and growth rates, and stock prices continued to move in lock-step with the near-term outlook for global economic growth.

Despite the performance challenges such a myopic market can create for investors like us, who focus on discerning long-term business values at the stock level, the Fund delivered absolute gains in every sector and region, and posted a double-digit total return for the year under review. Encouragingly, we also uncovered a growing number of what we considered bargain opportunities as the period progressed, particularly in the closing months when heightened volatility and risk aversion drove the valuations of some of the market’s best businesses close to historical lows. This recent volatility, however, put investors on edge again, and pundits fearing another market swoon were busy making comparisons to 2008 at the end of this annual review period.

Annual Report | 5

Perhaps Sir John Templeton can help put our recent situation in context. In what has become one of his most famous adages, Sir John observed, “[B]ull markets are born on pessimism, grow on skepticism, mature on optimism and die on euphoria. The time of maximum pessimism is the best time to buy, and the time of maximum optimism is the best time to sell.” We have no doubt pessimism was rampant in late 2008 and early 2009 as the systemic shortcomings and failures of the global financial complex were laid bare. The swift intervention of policymakers in the aftermath of that episode led to a cautious market reversal in early 2009 that continued fitfully throughout much of 2010 and 2011. But, in our opinion, the “optimism” this rally engendered has always been qualified by lingering concerns about the sustainability of the global economic recovery and the stability of the global financial system. We feel an air of skepticism attended the recent rally far more noticeably than any whiff of euphoria. And on the continuum between maximum pessimism and maximum optimism, we think it is fairly evident that investor sentiment was nearer the former than the latter at the end of the annual review period.

We feel the reasons for ongoing skepticism are well known. The debt overhang that ushered in the global financial crisis has not been paid down but merely transferred from the private to the public sector, widening government fiscal deficits and in some instances threatening sovereign default. While developed world governments remained largely committed to stimulus measures, we believe they will increasingly confront the need to embrace austerity and bring their fiscal houses back in order, a prospect that cast a pall over the recent outlook for global economic growth, at least in the developed world.

But in our view, acknowledging the challenges the global economy and equity markets faced during the reporting period does not require submitting to them. We believe since near-term market fluctuations historically have had little impact on long-term intrinsic business values, disciplined investors can exploit them as valuation opportunities. We continually seek to use these opportunities to buy stocks at prices that undervalue the long-term earnings, cash-flow and asset value potential of their underlying businesses.

We found many such opportunities in the beleaguered global financials sector, an interesting development considering our significant sector underweighting in recent years.2 So far, we increased our exposure too early, and in particular to European banks. Financials stocks became collateral damage in the attack on European sovereign credits, and as such, certain holdings were among the Fund’s and the index’s biggest absolute decliners during the annual review

2. The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, and real estate management and development in the SOI.

6 | Annual Report

period. Yet, corporate restructurings improved the quality and transparency of sector balance sheets that concerned us in recent years, and extreme pessimism created attractive valuation opportunities among select stocks, in our view. We selectively increased exposure to European banks and insurers as the crisis in the periphery of the region, headlined by Greece, widely depressed valuations in the core of Europe.

In the banking and diversified financials industries, a tepid outlook for loan growth, concerns about regulatory interference, and lingering asset quality fears pressured companies we believe would normally thrive in an environment of low funding costs and steep yield curves. Yet, across the diverse industry landscape, many firms have deleveraged, recapitalized and shed questionable assets. Meanwhile, global insurance valuations, normally discussed as price-to-book ratios, at period-end were at 25-year lows on average despite the sector’s relatively strong performance throughout the global financial crisis. Although the extraordinarily low valuations partly reflected the distortive effect of unusually low bond yields on industry book values, they nonetheless represented attractive recent buying opportunities to us as companies recover from natural disasters that generated the industry’s largest-ever insured losses. Similar to the banking industry, the strongest insurers have divested underpriced business, retained significant excess capital and steered away from risk assets.

Although our increased financials exposure was a somewhat new development, we have had an overweighted position in media stocks since the aftermath of the TMT (technology, media and telecommunications) bubble. That bubble burst spectacularly in 2001, affording us the opportunity to begin selectively purchasing quality media companies at what we considered steeply discounted prices. U.S. cable operator Comcast was a major media contributor, benefiting from the company’s popular bundled offerings and growing broadband market share, a powerful and profitable business position in an age of increasing reliance on technology for entertainment, information and communication. We also found what we considered attractive values in the other “fallen growth” sectors from the TMT bubble — telecommunications and technology. Our overweighted position in telecommunication services detracted from relative returns during the period.3 Telecommunication services holdings were also pressured by losses at Turkish mobile operator, Turkcell Iletisim Hizmetleri,4 which declined due to weaker-than-expected earnings, an ongoing shareholder dispute and concerns

3. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

4. This holding is not an index component.

Annual Report | 7

about escalating geopolitical turmoil in the Mediterranean region. Nonetheless, we remain favorable toward the stock and our broader holdings in the sector, where we found globally diversified firms with what we considered attractive growth prospects and generous dividend yields trading at fairly low valuations. Meanwhile, in the information technology sector, our overweighting was beneficial, but strong gains from U.S. firms Oracle and Accenture, two major contributors, were offset by losses from Cisco Systems (U.S.) and Nintendo (Japan), and our holdings lagged the index.5

Two other notable relative detractors during the period were the economically sensitive energy and materials sectors.6 Materials holdings were pressured by our significant underweighting during a period of rising raw materials prices, as well as by losses at South Korean steelmaker POSCO,4 which, despite posting quarterly profit and revenue gains in July, sank in August as the global growth outlook dimmed. In general, we feel the cyclically high valuations and profitability of most metals and mining firms did not make the sector ripe for bargain hunters; however, we continued to closely monitor the sector and in our opinion, opportunities could emerge if the recent rotation out of economically sensitive stocks persists. By and large, we found cheaper ways to gain exposure to economic growth cycles through sectors such as energy and industrials.7 Our position in the energy sector lagged due to stock selection as the price of oil retreated in the latter half of the period, while our modestly underweighted industrials position aided results, led by strong gains from Hong Kong-based industrial conglomerate Hutchison Whampoa.

We also remained favorable toward our overweighted exposure to health care holdings, a position shareholders will recall us defending in the recent past as the sector frustratingly lagged the risk rally.8 We are pleased to report the Fund’s health care position began to outperform during the year under review and ended the period as a notable contributor, largely driven by stock selection and our overweighted positioning. While we welcomed this turn of fortune, the catalyst for outperformance appeared to us to be more of a defensive rotation than fundamental value recognition, and we therefore believe considerable scope remains for further opportunities in the sector.

5. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; and software in the SOI.

6. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The materials sector comprises construction materials and metals and mining in the SOI.

7. The industrials sector comprises aerospace and defense, air freight and logistics, construction and engineering, electrical equipment, industrial conglomerates, professional services, and trading companies and distributors in the SOI.

8. The health care sector comprises biotechnology, health care equipment and supplies, and pharmaceuticals in the SOI.

8 | Annual Report

Although the market’s concerns about patent expirations, regulatory uncertainty and pipeline productivity persisted during the reporting period, in our view these issues seemed largely priced in to health care valuations at roughly half their long-term average. Furthermore, we believe pharmaceuticals companies have been proactive in addressing these concerns by prioritizing emerging market growth, restructuring their costs, diversifying away from patent-exposed products and directing robust cash flows to such productive uses as shareholder returns and mergers and acquisitions. French pharmaceuticals manufacturer Sanofi was a major contributor to Fund performance during the period, and is a good example of the type of pharmaceuticals stock we favored. Sanofi had little exposure to patent expirations, a diversified business mix achieved through a strategic two-year acquisition initiative and a strong geographic position with more than 30% of revenues derived from emerging markets, the most of any major global pharmaceuticals firm.

Sanofi is just one example of the revenue diversification available to investors in Europe, another theme we have discussed at length in recent years. Yet, despite what we considered attractive global exposure, strong brand equity and excellent fundamentals of select large-cap European equities, the region as a whole still traded at a significant discount to the global market and at roughly half its long-term average forward earnings multiple. Europe, in our opinion, is widely seen as a mature market hamstrung by debt and a monetary union ill-equipped to deal with the disparate challenges of its diverse member states. Such skepticism continued to mute the advances of European stocks, and while the Fund’s European overweighting was somewhat of a liability, our stock picking in the region was strong enough to offset it, and our European position ultimately aided relative results.

Investors should realize that Greece — or Portugal or Ireland for that matter —does not represent all of Europe. Despite distress among some countries, Europe’s core economies remain mostly healthy and solvent. Equally important, the most troubled European countries — Greece, Portugal and Ireland — represent just 7% of European gross domestic product. We believe that while many investors may accept this and acknowledge Europe’s ability to absorb capital losses directly attributable to a peripheral default, it is the fear of systemic contagion that keeps them awake at night. Here we would point out that European rescue facilities seemed adequate, and the cost of not bailing out troubled member states was widely recognized as likely to exceed the cost of bailing them out. We believe policymakers remain highly motivated to prevent a regional debt contagion, and we continued to find some of the world’s most attractive companies trading at what we considered bargain valuations in beleaguered Europe.

Annual Report | 9

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended August 31, 2011, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Our focus on bottom-up value helps us buffer the noise of an increasingly uncertain economic and geopolitical environment. We believe this noise could get louder if the combination of growing debt burdens, rising interest rates, creeping inflationary pressures and political discord impacting most regions of the world to varying degrees persists. As these issues are worked through, we feel intermittent bouts of volatility and anxiety may become more frequent. We believe the most successful investors in such an environment will be those who stick to the fundamentals and seek to use moments of skepticism and pessimism to their advantage. As Sir John Templeton observed, “People focus too little on the opportunities that problems present.” At Templeton, we believe the market remains ripe with opportunity for patient and disciplined investors with a long-term horizon.

10 | Annual Report

Thank you for your continued participation in Templeton World Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our invest-
ment management philosophy.

Annual Report | 11

Performance Summary as of 8/31/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

12 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 13

Performance Summary (continued)

Total Return Index Comparison For a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

14 | Annual Report

Annual Report | 15

Performance Summary (continued)

Endnotes

Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. 3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Effective 5/15/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/06, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +0.85% and +0.16%.

7. Source: © 2011 Morningstar. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

16 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 17

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.07%; B: 1.82%; C: 1.82%; and Advisor: 0.82%), multiplied by the average account value over the period, multiplied by 184/365, to reflect the one-half year period.

18 | Annual Report

Templeton World Fund

Financial Highlights

Class A	Year Ended August 31,				
	2011	2010	2009	2008	2007
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$12.74	$12.80	$15.78	$20.23	$19.46
Income from investment operations[a]:					
Net investment income[b]	0.24	0.21	0.24	0.31	0.26
Net realized and unrealized gains (losses)	1.47	(0.01)	(2.59)	(2.48)	2.45
Total from investment operations	1.71	0.20	(2.35)	(2.17)	2.71
Less distributions from:					
Net investment income	(0.24)	(0.26)	(0.30)	(0.32)	(0.34)
Net realized gains	—	—	(0.33)	(1.96)	(1.60)
Total distributions	(0.24)	(0.26)	(0.63)	(2.28)	(1.94)
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$14.21	$12.74	$12.80	$15.78	$20.23
Total return[e]	13.45%	1.32%	(14.04)%	(12.58)%	14.80%
Ratios to average net assets					
Expenses[f]	1.07%	1.09%	1.10%	1.05%	1.05%
Net investment income	1.62%	1.54%	2.15%	1.71%	1.29%
Supplemental data					
Net assets, end of year (000's)	$5,067,228	$5,029,053	$5,431,882	$7,277,382	$9,152,846
Portfolio turnover rate	16.11%	16.77%	17.66%	21.91%	33.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton World Fund

Statement of Investments, August 31, 2011

	Industry	Shares	Value
Common Stocks 95.4%			
Bermuda 0.4%			
PartnerRe Ltd.	Insurance	397,320	$ 22,643,267
Canada 0.8%			
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	2,694,870	45,063,611
France 6.2%			
Alstom SA	Electrical Equipment	4,300	199,719
AXA SA	Insurance	1,886,490	30,304,542
BNP Paribas SA	Commercial Banks	426,060	21,959,050
France Telecom SA	Diversified Telecommunication Services	3,655,120	69,849,724
Sanofi	Pharmaceuticals	1,844,310	134,248,834
Total SA, B	Oil, Gas & Consumable Fuels	1,625,300	79,388,939
			335,950,808
Germany 3.1%			
Merck KGaA	Pharmaceuticals	568,590	50,971,289
SAP AG	Software	1,276,980	69,769,359
Siemens AG	Industrial Conglomerates	476,790	49,428,211
			170,168,859
Hong Kong 2.3%			
AIA Group Ltd.	Insurance	6,796,600	24,005,767
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	3,137,751	44,048,367
Hutchison Whampoa Ltd.	Industrial Conglomerates	5,939,060	56,904,645
			124,958,779
India 1.6%			
ICICI Bank Ltd., ADR	Commercial Banks	974,438	38,353,880
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	2,922,550	49,868,402
			88,222,282
Ireland 1.7%			
CRH PLC	Construction Materials	2,821,229	50,387,276
[a] Elan Corp. PLC, ADR	Pharmaceuticals	4,162,350	44,412,275
			94,799,551
Italy 0.5%			
UniCredit SpA	Commercial Banks	19,593,340	26,533,910
Japan 4.3%			
Itochu Corp.	Trading Companies & Distributors	4,260,140	45,604,632
Nintendo Co. Ltd.	Software	204,800	35,826,632
Nissan Motor Co. Ltd.	Automobiles	5,751,000	52,329,595
Nomura Holdings Inc.	Capital Markets	6,666,200	27,935,381
Toyota Motor Corp.	Automobiles	1,971,125	70,353,208
			232,049,448

Annual Report | 23

Templeton World Fund

Statement of Investments, August 31, 2011 *(continued)*

	Industry	Shares	Value
Common Stocks (continued)			
Netherlands 1.9%			
ª ING Groep NV	Diversified Financial Services	9,928,598	$ 85,952,080
Koninklijke Philips Electronics NV	Industrial Conglomerates	811,610	17,177,563
			103,129,643
Norway 1.2%			
Telenor ASA	Diversified Telecommunication Services	3,917,840	65,510,956
Russia 1.0%			
Gazprom, ADR	Oil, Gas & Consumable Fuels	4,672,860	56,775,249
Singapore 4.0%			
DBS Group Holdings Ltd.	Commercial Banks	5,832,000	64,154,421
ª Flextronics International Ltd.	Electronic Equipment, Instruments & Components	7,307,957	42,020,753
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	43,426,261	112,125,921
			218,301,095
South Korea 4.6%			
KB Financial Group Inc.	Commercial Banks	1,716,646	71,090,327
POSCO	Metals & Mining	153,820	58,428,200
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	171,649	119,923,801
			249,442,328
Spain 1.5%			
Telefonica SA	Diversified Telecommunication Services	3,927,800	81,889,495
Switzerland 4.3%			
Credit Suisse Group AG	Capital Markets	724,450	20,747,413
Novartis AG	Pharmaceuticals	1,229,500	71,751,372
Roche Holding AG	Pharmaceuticals	645,832	113,172,995
Swiss Re Ltd.	Insurance	558,800	29,334,918
			235,006,698
Taiwan 2.7%			
Compal Electronics Inc.	Computers & Peripherals	75,677,815	81,115,976
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	28,408,531	67,949,407
			149,065,383
Turkey 0.8%			
ª Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	9,677,612	43,426,169
United Kingdom 15.1%			
Aviva PLC	Insurance	13,690,386	75,594,640
BAE Systems PLC	Aerospace & Defense	11,461,262	51,226,218
BP PLC	Oil, Gas & Consumable Fuels	8,734,773	57,085,139
Carillion PLC	Construction & Engineering	5,000,000	27,835,991

24 | Annual Report

Templeton World Fund

Statement of Investments, August 31, 2011 *(continued)*

	Industry	Shares	Value
Common Stocks (continued)			
United Kingdom (continued)			
GlaxoSmithKline PLC	Pharmaceuticals	5,257,103	$ 111,913,301
Hays PLC	Professional Services	27,516,375	33,723,052
HSBC Holdings PLC	Commercial Banks	7,704,196	67,116,543
Kingfisher PLC	Specialty Retail	21,121,000	81,265,034
Pearson PLC	Media	1,876,382	33,896,418
Royal Dutch Shell PLC, A (EUR Traded)	Oil, Gas & Consumable Fuels	642,257	21,483,411
Royal Dutch Shell PLC, A (GBP Traded)	Oil, Gas & Consumable Fuels	29,614	992,881
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	2,466,871	83,268,594
Tesco PLC	Food & Staples Retailing	9,591,068	58,943,605
Vodafone Group PLC	Wireless Telecommunication Services	46,233,365	120,887,484
			825,232,311
United States 37.4%			
Abbott Laboratories	Pharmaceuticals	1,234,010	64,797,865
Accenture PLC, A	IT Services	586,639	31,437,984
American Express Co.	Consumer Finance	950,440	47,246,372
Amgen Inc.	Biotechnology	2,213,010	122,611,819
Baker Hughes Inc.	Energy Equipment & Services	862,610	52,714,097
ªBrocade Communications Systems Inc.	Communications Equipment	5,506,460	21,310,000
Chevron Corp.	Oil, Gas & Consumable Fuels	735,790	72,776,989
Cisco Systems Inc.	Communications Equipment	6,003,660	94,137,389
Citigroup Inc.	Diversified Financial Services	958,020	29,746,521
Comcast Corp., Special A	Media	5,404,400	114,357,104
CVS Caremark Corp.	Food & Staples Retailing	2,481,970	89,127,543
ªDell Inc.	Computers & Peripherals	4,097,150	60,904,135
FedEx Corp.	Air Freight & Logistics	590,409	46,476,996
The Gap Inc.	Specialty Retail	2,109,841	34,854,573
General Electric Co.	Industrial Conglomerates	6,489,750	105,847,823
Halliburton Co.	Energy Equipment & Services	682,800	30,295,836
The Home Depot Inc.	Specialty Retail	1,699,530	56,730,311
JPMorgan Chase & Co.	Diversified Financial Services	1,057,630	39,724,583
Medtronic Inc.	Health Care Equipment & Supplies	1,672,920	58,669,304
Merck & Co. Inc.	Pharmaceuticals	1,835,930	60,806,002
Microsoft Corp.	Software	5,491,110	146,063,526
Morgan Stanley	Capital Markets	1,320,050	23,100,875
News Corp., A	Media	5,578,490	96,340,522
Noble Corp.	Energy Equipment & Services	1,594,474	53,829,442
Oracle Corp.	Software	2,210,730	62,055,191
Pfizer Inc.	Pharmaceuticals	5,158,350	97,905,483
The Procter & Gamble Co.	Household Products	1,066,240	67,898,163
Progressive Corp.	Insurance	1,515,800	29,073,044
ªSprint Nextel Corp.	Wireless Telecommunication Services	10,061,880	37,832,669
ªSymantec Corp.	Software	1,939,950	33,270,143

Annual Report | 25

Templeton World Fund

Statement of Investments, August 31, 2011 *(continued)*

	Industry	Shares	Value
Common Stocks (continued)			
United States (continued)			
Time Warner Cable Inc.	Media	931,850	$ 61,036,175
Time Warner Inc.	Media	1,680,920	53,217,927
United Parcel Service Inc., B	Air Freight & Logistics	755,540	50,915,841
			2,047,112,247
Total Common Stocks (Cost $5,212,008,602)			5,215,282,089
Preferred Stocks 2.0%			
Brazil 2.0%			
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	1,681,980	44,824,767
Vale SA, ADR, pfd., A	Metals & Mining	2,546,830	65,784,619
Total Preferred Stocks (Cost $54,755,448)			110,609,386
Non-Registered Mutual Funds (Cost $27,833,000) 0.6%			
China 0.6%			
[a,b,c,d] Templeton China Opportunities Fund, Ltd., Reg D	Diversified Financial Services	2,785,599	33,037,207

		Principal Amount*	
Foreign Government and Agency Securities (Cost $5,220,365) 0.1%			
Sweden 0.1%			
Government of Sweden, 5.50%, 10/08/12		48,680,000 SEK	8,009,678
Mortgage-Backed Securities (Cost $7,584,819) 0.2%			
United States 0.2%			
FHLMC, 5.50%, 12/01/35		7,695,441	8,459,337
Total Investments before Short Term Investments (Cost $5,307,402,234)			5,375,397,697
Short Term Investments 1.4%			
Time Deposits (Cost $21,000,000) 0.4%			
United States 0.4%			
Bank of Montreal, 0.04%, 9/01/11		21,000,000	21,000,000

26 | Annual Report

Templeton World Fund

Statement of Investments, August 31, 2011 (continued)

See Abbreviations on page 43.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 1(c) regarding investment in Templeton China Opportunities Fund, Ltd.
cSee Note 8 regarding restricted securities.
dSee Note 9 regarding holdings of 5% voting securities.
eThe security is traded on a discount basis with no stated coupon rate.

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton World Fund

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

August 31, 2011

Class A:	
Net assets, at value	$5,067,227,670
Shares outstanding	356,653,801
Net asset value per share[a]	$14.21
Maximum offering price per share (net asset value per share ÷ 94.25%)	$15.08
Class B:	
Net assets, at value	$ 7,715,667
Shares outstanding	550,513
Net asset value and maximum offering price per share[a]	$14.02
Class C:	
Net assets, at value	$ 201,956,115
Shares outstanding	14,747,804
Net asset value and maximum offering price per share[a]	$13.69
Advisor Class:	
Net assets, at value	$ 191,488,405
Shares outstanding	13,462,983
Net asset value and maximum offering price per share	$14.22

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

Templeton World Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton World Fund (Fund) is included in this report. The financial statements of the remaining fund in the Trust is presented separately. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Time deposits are valued at cost, which approximates market value.

32 | Annual Report

Templeton World Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At August 31, 2011, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

Annual Report | 33

Templeton World Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Investment in Templeton China Opportunities Fund, Ltd.

The Fund invests in Templeton China Opportunities Fund, Ltd. (China Fund), a private offering of unregistered shares in a Cayman Islands Exempt Company. The China Fund’s investment objective is to seek capital growth primarily through investments in A-shares of Chinese companies listed on the Shanghai and Shenzhen stock exchanges. Chinese A-shares are traded in Chinese Renminbi and are only available as an investment to domestic (Chinese) investors and holders of a Qualified Foreign Institutional Investors license. The China Fund is managed by Templeton Investment Counsel, LLC (an affiliate of the investment manager). No additional management or administrative fees are incurred on assets invested in the China Fund.

The China Fund may be subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds and earnings associated with its investment, as such activities are subject to approval by agencies of the Chinese government and thus the Fund may incur delays in redeeming its investment in the China Fund. The Fund’s investment in the China Fund is valued based upon the fair value of the China Fund’s portfolio securities and other assets and liabilities.

d. Securities Lending

The Fund participates in an agency based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund by the fund’s custodian on the fund’s behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower. At August 31, 2011, the Fund had no securities on loan.

34 | Annual Report

Templeton World Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of August 31, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Annual Report | 35

Templeton World Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

36 | Annual Report

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Annual Report | 37

Templeton World Fund

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s
Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maxi-
mum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B and C compensation distribution plans, the Fund pays
Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

38 | Annual Report

Templeton World Fund

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended August 31, 2011, the Fund paid transfer agent fees of $5,995,189, of which
$3,636,105 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses.
During the year ended August 31, 2011, the custodian fees were reduced as noted in the
Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At
August 31, 2011, the capital loss carryforwards were as follows:

During the year ended August 31, 2011, the Fund utilized $174,453,366 of capital loss carryforwards.

On August 31, 2011, the Fund had expired capital loss carryforwards of $968,144, which were reclassified to paid-in capital.

Annual Report | 39

Templeton World Fund

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

The tax character of distributions paid during the years ended August 31, 2011 and 2010, was as follows:

At August 31, 2011, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, pass through entity income, non-deductible expenses and regulatory settlements.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2011, aggregated $965,351,270 and $1,558,555,305, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

40 | Annual Report

Templeton World Fund

Notes to Financial Statements (continued)

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At August 31, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended August 31, 2011, were as shown below.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Annual Report | 41

Templeton World Fund

Notes to Financial Statements (continued)

10. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended August 31, 2011, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determin- ing the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of August 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

Templeton World Fund

Notes to Financial Statements (continued)

11. FAIR VALUE MEASUREMENTS (continued)

At August 31, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

12. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is currently evaluating the impact, if any, of applying this provision.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report | 43

Templeton World Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Funds and Shareholders of Templeton World Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton World Fund (the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 19, 2011

44 | Annual Report

Templeton World Fund

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 43.47% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2011.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $139,080,103 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2011. Distributions, including qualified dividend income, paid during calendar year 2011 will be reported to shareholders on Form 1099-DIV in January 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $361,662 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2011.

At August 31, 2010, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 16, 2010, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C, and Advisor Class shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Annual Report | 45

Templeton World Fund

Tax Designation (unaudited) (continued)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In January 2011, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2010. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2010 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

46 | Annual Report

Templeton World Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Annual Report | 47

48 | Annual Report

Annual Report | 49

50 | Annual Report

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. which is the parent company of the Fund’s investment manager and distributor.
Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that
Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit
Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from
2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from
1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experi-
ence, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for finan-
cial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable
U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 51

Templeton World Fund

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 17, 2011, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on expenses, shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis report included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange

52 | Annual Report

Templeton World Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2011, and the previous 10 years ended such date in comparison with a performance universe selected by Lipper. The Lipper performance universe for the Fund consisted of the Fund and all retail and institutional global large-cap core funds as selected by Lipper. On a comparative basis, the Lipper report showed the Fund’s total return to be in the upper half of such universe for the previous one-year period, and on an annualized basis to be in the upper half of such universe for the previous three-year period, in the second-lowest quintile of such universe for the previous five-year period, and in the highest quintile of such universe for the previous 10-year period. The Board found the Fund’s comparative performance as set forth in the Lipper report to be acceptable.

Annual Report | 53

Templeton World Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis included administrative charges as being part of the management fee, and actual total expenses for comparative consistency are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate of the Fund to be below the median of its Lipper expense group and the actual total expense ratio of the Fund to be in the least expensive quintile of its expense group. The Board was satisfied with such comparative expenses of the Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2010, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and

54 | Annual Report

Templeton World Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The Fund’s investment management agreement provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets; 0.615% on the next $4 billion of Fund net assets; 0.60% on the next $5 billion of Fund net assets; 0.58% on the next $5 billion of Fund net assets; 0.56% on the next $5 billion of Fund net assets; and 0.54% on net assets in excess of $20 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2010, the net assets of the Fund were approximately $6.15 billion. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedules of fees under the investment management agreement for the Fund provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Annual Report | 55

Templeton World Fund

Shareholder Information (continued)

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

56 | Annual Report

AUGUST 31, 2011

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Funds

Sign up for electronic delivery
on **franklintempleton.com**

INTERNATIONAL

Templeton Foreign Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · **Templeton** · Mutual Series

Annual Report

Templeton Foreign Fund

Your Fund’s Goal and Main Investments: Templeton Foreign Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located outside the U.S., including emerging markets. The Fund will invest, under normal market circumstances, at least 80% of it net assets in “foreign securities,” as defined in the prospectus.

We are pleased to bring you Templeton Foreign Fund’s annual report for the period ended August 31, 2011.

Performance Overview

Templeton Foreign Fund – Class A delivered a cumulative total return of
+11.30% for the 12 months under review. The Fund outperformed the +10.50%
total return of its benchmark, the MSCI Europe, Australasia, Far East (EAFE)
Index, which measures global equity performance in developed countries excluding the U.S. and Canada.1 In line with our long-term investment strategy, we are pleased with our long-term relative results, as shown in the Performance
Summary beginning on page 11. For the 10-year period ended August 31, 2011,
Templeton Foreign Fund – Class A delivered a +77.50% cumulative total return, compared with the MSCI EAFE Index’s +69.37% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. As of 8/31/11, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +5.91%, compared with the MSCI EAFE Index’s 10-year average annual total return of +5.41%. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not rep-
resentative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 23.

Annual Report | 3

Economic and Market Overview

International equities broadly delivered gains during the 12 months under review, although the positive momentum galvanizing markets throughout most of the period reversed sharply in the final months as escalating sovereign debt woes and economic growth concerns severely curtailed investor optimism. In September 2010, stocks had just weathered a weak summer session marked by signs of a growing debt crisis in Europe, potential overheating in emerging markets, a slowing recovery in the developed world, and the prospective end of the Federal Reserve Board’s (Fed’s) quantitative easing program. Yet, most developed world policymakers signaled their support for further stimulus as the Fed introduced a new round of quantitative easing and European policy-makers amended the Lisbon Treaty to provide for a permanent regional bailout facility. In contrast, growth and debt concerns did not affect most emerging markets, which instead raised interest rates and tightened lending standards to combat rising inflation. This combination of high emerging market growth and vigilant developed market policy support, in addition to ongoing corporate earnings strength, propelled stocks higher into 2011.

Equities continued to rally before encountering unanticipated headwinds in the spring of 2011 that resulted in rising volatility and a fading economic growth outlook. First, revolutionary uprisings swept the Middle East and North Africa, deposing several longstanding regimes and roiling global oil and gas markets. Then on March 11, Japan suffered its worst earthquake on record and subsequent nuclear radiation leaks that shut down supply chains and crippled the near-term output of the world’s third-largest economy. Nor was the western world immune from turmoil. European austerity measures and interest rate hikes cast a shadow over regional economic growth forecasts, while a second bailout package for Greece and better-than-expected bank stress test results failed to ease concerns that the region’s fiscal crisis could spread to larger eurozone economies. In a game of high-stakes brinkmanship, U.S. politicians debated ways to close the country’s yawning fiscal deficit, ultimately reaching an eleventh-hour compromise to raise the federal debt ceiling and avoid an unprecedented default. The episode impaired confidence in the world’s largest economy, however, and independent credit rating agency Standard & Poor’s downgraded the U.S.’s AAA credit rating for the first time to AA+. This confluence of events sent equities reeling at the end of the review period as investors fled to perceived safe haven assets like gold and U.S. Treasuries. Despite such heightened volatility and risk aversion at period-end, international equities nonetheless finished the 12-month period with respectable gains.

4 | Annual Report

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look internationally, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

Although volatility spiked at various times throughout the annual review period — most prominently in the closing months — much can be said about the investment gains we made and the opportunities we uncovered in the past year. Shareholder returns were again solid this fiscal year, as the Fund’s double-digit gains outpaced those of its benchmark, and longer-term returns also remained strong.

We were encouraged by the Fund’s performance in light of the recent challenging market environment. In our view, equities remained exceedingly vulnerable to near-term economic influences during the review period, and stock prices fluctuated seemingly independently from underlying intrinsic business values. In our August 2010 annual report, we wrote, “[T]he year was frustrating because of the disinterest in value recognition in a market overwhelmingly focused on economic trends. . . . Such an environment was not conducive to Templeton’s fundamental, bottom-up investment discipline ” While much happened during the year — a devastating earthquake in Japan, a revolution in the Arab world, additional bailouts in Europe and an unprecedented credit downgrade in the U.S. — little changed in this regard. We believe the market remained preoccupied with debt burdens and growth rates, and continued to ignore fundamental value.

The market’s preoccupation with the economic outlook came as no surprise to us. Leverage did not disappear from the financial system; it was merely transferred from the private to the public sector, and we feel governments cannot be expected to underwrite a recovery indefinitely given their own fiscal predicaments. But, in our view, acknowledging the challenges the global economy and equity markets faced during the reporting period does not require submitting to them. We believe the steep sell-off at period-end had more to do with

Annual Report | 5

growth outlooks than business values, and could potentially present what we consider opportunities for investors. In our view, a market that ignores fundamental value can also misprice it, creating what we consider attractive entry points into high quality businesses for those willing to do their homework.

We spotted what we considered improved value opportunities in the beleaguered financials sector, a noteworthy development considering our underweighted position in recent years.2 Although our increased weighting was a headwind toward period-end as banks became collateral damage in the attack on European sovereign credits, our holdings overall delivered absolute gains and outperformed those of the index. Corporate restructurings in the sector improved the quality and transparency of sector balance sheets that concerned us in recent years, and extreme pessimism created attractive valuation opportunities among select stocks, in our view. We selectively increased exposure to European banks and insurers as the crisis in the periphery of the region, headlined by Greece, widely depressed valuations in the core of Europe.

In the banking and diversified financial services industries, a tepid outlook for loan growth, concerns about regulatory interference, and lingering asset quality fears pressured companies we believe would normally thrive in an environment of low funding costs and steep yield curves. Yet, across the diverse industry landscape, many firms have deleveraged, recapitalized and shed questionable assets. Meanwhile, global insurance valuations, normally discussed as price-to-book ratios, at period-end were at 25-year lows on average despite the sector’s relatively strong performance throughout the global financial crisis. Although the extraordinarily low valuations partly reflected the distortive effect of unusually low bond yields on industry book values, they nonetheless represented attractive recent buying opportunities to us as companies recover from natural disasters that generated the industry’s largest-ever insured losses. Similar to the banking industry, the strongest insurers have divested underpriced business, retained significant excess capital and steered away from risk assets.

We also found value in the global energy sector, where our overweighted position and stock selection generated returns in excess of the benchmark’s holdings during a period when the price of oil topped $100 per barrel before retreating.3 Among the Fund’s top performers were oilfield services companies Baker Hughes4, 5 (U.S.) and SBM Offshore (Netherlands) and integrated oil producers Statoil (Norway) and Royal Dutch Shell (U.K.). We thought long-term global

2. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

3. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. 4. Not an index component.

5. This holding was sold by period-end.

6 | Annual Report

supply and demand dynamics seemed generally supportive of sustained higher oil prices, and increased exploration and production could be required to meet global demand growth, particularly in emerging markets. In our analysis, with oil and gas becoming increasingly difficult and expensive to extract from the ground, integrated oil companies with productive and diversified assets and oilfield service providers with innovative products look poised to potentially benefit. We continued to find stocks in both industries trading at valuations that we believed understated their long-term profit potential.

While our overweighted positions in financials and energy were new developments, we have long been overweighted in the global health care sector, a position shareholders will recall us defending in the recent past as the sector frustratingly lagged the risk rally.6 We are pleased to report the Fund’s health care position outperformed during the year under review, largely driven by stock selection and our overweighted positioning. While we welcomed this turn of fortune, the catalyst for outperformance appeared to us to be more of a defensive rotation than fundamental value recognition, and we therefore believe considerable scope remains for further opportunities in the sector.

Although the market’s concerns about patent expirations, regulatory uncertainty and pipeline productivity persisted during the reporting period, in our view these issues seemed largely priced in to health care valuations at roughly half their long-term average. Furthermore, we believe pharmaceuticals companies have been proactive in addressing these concerns by prioritizing emerging market growth, restructuring their costs, diversifying away from patent-exposed products and directing robust cash flows to such productive uses as shareholder returns and mergers and acquisitions. French pharmaceuticals manufacturer Sanofi was a major contributor to Fund performance during the period and is a good example of the type of pharmaceuticals stock we favored. Sanofi had little exposure to patent expirations, a diversified business mix achieved through a strategic two-year acquisition initiative and a strong geographic position with more than 30% of revenues derived from emerging markets, the most of any major global pharmaceuticals firm.

Other sectors offering investors broad geographic diversification included information technology and telecommunication services, the Fund’s two largest overweighted sectors relative to the benchmark.7 Both sectors delivered strong absolute returns during the period and we remained favorable toward the value

6. The health care sector comprises biotechnology, pharmaceuticals, and life sciences tools and services in the SOI.

7. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

Annual Report | 7

opportunities we found therein. Select telecommunication services stocks offered investors what we considered generous dividend yields and attractive global growth prospects at modest valuations, and we found what we considered compelling opportunities among both developed market firms with growing international operations and emerging market firms with attractive regional positioning. From the former camp is the U.K.’s Vodafone Group, which performed well and was the recent recipient of a long-awaited $4.5 billion dividend from its U.S. wireless joint venture, Verizon. Roughly 90% of Vodafone’s revenues came from outside its domestic U.K. market, including emerging markets such as India, Egypt and South Africa. Among emerging market-domiciled firms, China Telecom was one of the top performers.4 China’s third-largest mobile operator continued to win customers and announced its intention to acquire a wireless network that should help it better serve profitable smart-phone clients.

We found fewer opportunities in the materials sector during the period, and our resulting underweighting pressured Fund returns as commodities surged.8 In general, we feel the cyclically high valuations and profitability of most metals and mining firms did not make the sector ripe for bargain hunters; however, we continued to closely monitor the sector and in our opinion, opportunities could emerge if the recent rotation out of economically sensitive stocks persists. Consumer staples was another underweighted position that detracted from relative performance, though largely due to stock selection.9 British food producer Premier Foods was a notable laggard, weakening amid aggressive industry price wars that threatened margins and market share.4 Another notable sector that hurt relative results was consumer discretionary, where a position in Australian athletic apparel manufacturer Billabong International lost value after the company reported weak profits near period-end.10 The Fund’s consumer discretionary position on the whole remained underweighted, though we found value among select retailers and certain media stocks overly pressured by economic concerns.

From a regional perspective, the Fund’s Asian holdings outperformed the index’s, led by an underweighted position in the weak Japanese market and

8. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and mining in the SOI.

9. The consumer staples sector comprises food and staples retailing and food products in the SOI.

10. The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; media; and textiles, apparel and luxury goods in the SOI.

8 | Annual Report

overweighted positions in faster-growing countries such as China4 and Taiwan.4 European stocks also outperformed those of the index, and we continued to find what we considered attractive value opportunities in the beleaguered region. It is important to realize that Greece — or Portugal or Ireland for that matter — does not represent all of Europe. Despite distress among some countries, Europe’s core economies remain mostly healthy and solvent. Equally important, the most troubled European countries — Greece, Portugal and Ireland — represent just 7% of European gross domestic product. We believe that while many investors may accept this and acknowledge Europe’s ability to absorb capital losses that could arise from a default, it is the fear of systemic contagion that has kept them awake at night. Here we would point out that European rescue facilities seemed adequate, and the cost of not bailing out troubled member states was widely recognized as likely to exceed the cost of bailing them out. We believe policy-makers remain highly motivated to prevent a regional debt contagion, and we continued to find what we considered some of the world’s most attractive companies trading at what we considered bargain valuations in Europe.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended August 31, 2011, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Our focus on bottom-up value helps us buffer the noise of an increasingly uncertain economic and geopolitical environment. We believe this noise could get louder if the combination of growing debt burdens, rising interest rates, creeping inflationary pressures and political discord impacting most regions of the world to varying degrees persists. As these issues are worked through, we feel intermittent bouts of volatility and anxiety may become more frequent. We believe the most successful investors in such an environment will be those who stick to the fundamentals and seek to use episodes of skepticism and pessimism to their advantage. As Sir John Templeton observed, “People focus too little on the opportunities that problems present.” At Templeton, we believe the market remains ripe with opportunity for patient and disciplined investors with a long-term horizon.

Annual Report | 9

Thank you for your continued participation in Templeton Foreign Fund.
We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10 | Annual Report

Performance Summary as of 8/31/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distri-
butions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

14 | Annual Report

Endnotes

Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund is actively man-
aged but there is no guarantee that the manager’s investment decisions will produce the desired results. The
Fund’s prospectus also includes a description of the main investment risks.

Class B: These shares have higher annual fees and expenses than Class A shares.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: © 2011 Morningstar. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The
Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 15

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.17%; B: 1.92%; C: 1.92%; R: 1.42%; and Advisor: 0.92%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 17

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.
gExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.
gExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.
gExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.
gExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.
fExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | 23

Templeton Foreign Fund

Statement of Investments, August 31, 2011 *(continued)*

	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)			
Hong Kong 0.2%			
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	979	$ 13,743
First Pacific Co. Ltd.	Diversified Financial Services	10,506,000	10,039,256
Yue Yuen Industrial Holdings Ltd.	Textiles, Apparel & Luxury Goods	426,824	1,178,633
			11,231,632
India 1.0%			
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	3,245,946	55,386,611
Ireland 1.2%			
CRH PLC	Construction Materials	1,617,990	28,897,374
[a] Elan Corp. PLC, ADR	Pharmaceuticals	3,648,290	38,927,254
			67,824,628
Italy 2.1%			
Autogrill SpA	Hotels, Restaurants & Leisure	3,409,842	42,380,080
UniCredit SpA	Commercial Banks	55,207,280	74,763,414
			117,143,494
Japan 7.7%			
Itochu Corp.	Trading Companies & Distributors	3,993,300	42,748,120
[a] Mazda Motor Corp.	Automobiles	12,882,040	27,412,174
Nintendo Co. Ltd.	Software	358,115	62,646,749
NKSJ Holdings Inc.	Insurance	10,535,568	61,755,483
Nomura Holdings Inc.	Capital Markets	13,826,500	57,941,338
Toyota Motor Corp.	Automobiles	1,978,500	70,616,436
Trend Micro Inc.	Software	1,940,040	60,860,524
USS Co. Ltd.	Specialty Retail	618,680	53,387,400
			437,368,224
Netherlands 7.5%			
Aegon NV	Insurance	545,694	2,455,740
Akzo Nobel NV	Chemicals	572,056	29,130,214
[a] ING Groep NV	Diversified Financial Services	18,527,358	160,391,725
Koninklijke Philips Electronics NV	Industrial Conglomerates	3,321,560	70,300,152
Randstad Holding NV	Professional Services	1,407,720	48,453,357
Reed Elsevier NV	Media	5,178,159	61,114,110
SBM Offshore NV	Energy Equipment & Services	2,536,129	52,838,534
			424,683,832
Norway 3.9%			
Statoil ASA	Oil, Gas & Consumable Fuels	5,351,600	128,690,993
Telenor ASA	Diversified Telecommunication Services	5,381,656	89,987,705
			218,678,698

24 | Annual Report

Annual Report | 25

Templeton Foreign Fund

Statement of Investments, August 31, 2011 *(continued)*

	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)			
United Kingdom 18.9%			
Aviva PLC	Insurance	20,358,164	$ 112,412,322
BAE Systems PLC	Aerospace & Defense	10,078,160	45,044,431
BP PLC	Oil, Gas & Consumable Fuels	10,690,560	69,866,967
Carillion PLC	Construction & Engineering	9,515,960	52,977,235
G4S PLC	Commercial Services & Supplies	13,815,169	58,527,882
GlaxoSmithKline PLC	Pharmaceuticals	5,985,164	127,412,277
Hays PLC	Professional Services	40,169,600	49,230,377
Kingfisher PLC	Specialty Retail	16,812,024	64,685,843
[a] Lloyds Banking Group PLC	Commercial Banks	37,200,810	20,295,133
Marks & Spencer Group PLC	Multiline Retail	5,368,255	28,077,368
[a,b] Premier Foods PLC	Food Products	146,668,042	31,115,547
Rexam PLC	Containers & Packaging	6,718,920	38,605,679
Royal Dutch Shell PLC, A	Oil, Gas & Consumable Fuels	768,672	25,711,976
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	2,170,980	73,280,870
[a] SIG PLC	Trading Companies & Distributors	12,345,500	20,838,464
Tesco PLC	Food & Staples Retailing	19,570,930	120,276,613
Vodafone Group PLC	Wireless Telecommunication Services	50,255,732	131,404,864
			1,069,763,848
United States 2.6%			
Cisco Systems Inc.	Communications Equipment	6,507,770	102,041,834
KKR & Co., LP (Units)	Capital Markets	2,850,236	36,483,021
Noble Corp.	Energy Equipment & Services	197,070	6,653,083
			145,177,938
Total Common Stocks and Other Equity Interests (Cost $6,041,067,464)			5,484,794,063
Preferred Stocks (Cost $9,367,658) 0.7%			
Brazil 0.7%			
Vale SA, ADR, pfd., A	Metals & Mining	1,610,554	41,600,610
Non-Registered Mutual Funds (Cost $27,785,500) 0.6%			
China 0.6%			
[a,b,c,d] Templeton China Opportunities Fund, Ltd., Reg D	Diversified Financial Services	2,780,842	32,980,785
Total Investments before Short Term Investments (Cost $6,078,220,622)			5,559,375,458

26 | Annual Report

Templeton Foreign Fund

Statement of Investments, August 31, 2011 (continued)

Principal Amount	Value
Short Term Investments 2.5%		
Time Deposits		
(Cost $65,500,000) 1.2%		
United States 1.2%		
Bank of Montreal, 0.04%, 9/01/11 . . .	$65,500,000	$ 65,500,000
U.S. Government and Agency Securities (Cost $74,999,977) 1.3%		
United States 1.3%		
[e] FHLB, 9/12/11	75,000,000	74,999,775
Total Investments (Cost $6,218,720,599) 100.6%		5,699,875,233
Other Assets, less Liabilities (0.6)%		(33,778,134)
Net Assets 100.0%		$5,666,097,099

See Abbreviations on page 43.

[a] Non-income producing.

[b] See Note 9 regarding holdings of 5% voting securities.

[c] See Note 8 regarding restricted securities.

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

Templeton Foreign Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton Foreign Fund (Fund) is included in this report. The financial statements of the remaining fund in the Trust is presented separately. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Time deposits are valued at cost, which approximates market value.

32 | Annual Report

Templeton Foreign Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

Annual Report | 33

Templeton Foreign Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Investment in Templeton China Opportunities Fund, Ltd.

The Fund invests in Templeton China Opportunities Fund, Ltd. (China Fund), a private offering of unregistered shares in a Cayman Islands Exempt Company. The China Fund’s investment objective is to seek capital growth primarily through investments in A-shares of Chinese companies listed on the Shanghai and Shenzhen stock exchanges. Chinese A-shares are traded in Chinese Renminbi and are only available as an investment to domestic (Chinese) investors and holders of a Qualified Foreign Institutional Investors license. The China Fund is managed by Templeton Investment Counsel, LLC (an affiliate of the investment manager). No additional management or administrative fees are incurred on assets invested in the China Fund.

The China Fund may be subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds and earnings associated with its investment, as such activities are subject to approval by agencies of the Chinese government and thus the Fund may incur delays in redeeming its investment in the China Fund. The Fund’s investment in the China Fund is valued based upon the fair value of the China Fund’s portfolio securities and other assets and liabilities.

d. Securities Lending

The Fund participates in an agency based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund by the fund’s custodian on the fund’s behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower. At August 31, 2011, the Fund had no securities on loan.

34 | Annual Report

Templeton Foreign Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of August 31, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Annual Report | 35

Templeton Foreign Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

36 | Annual Report

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Annual Report | 37

Templeton Foreign Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

38 | Annual Report

Templeton Foreign Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended August 31, 2011, the Fund paid transfer agent fees of $11,280,521, of which $5,518,389 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2011, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2011, the Fund had capital loss carryforwards of $163,629,012 expiring in 2018. During the year ended August 31, 2011, the Fund utilized $425,232,441 of capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

The tax character of distributions paid during the years ended August 31, 2011 and 2010, was as follows:

Annual Report | 39

Templeton Foreign Fund

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

At August 31, 2011, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, pass through entity income and regulatory settlements.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2011, aggregated $2,103,414,574 and $2,158,004,850, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At August 31, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Templeton Foreign Fund

Notes to Financial Statements (continued)

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended August 31, 2011, were as shown below.

10. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of TGAL. For the year ended August 31, 2011, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of Operations. At August 31, 2011, 3.43% of the Fund’s outstanding shares was held by one or more of the Allocator Funds.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including

Annual Report | 41

Templeton Foreign Fund

Notes to Financial Statements (continued)

11. CREDIT FACILITY (continued)

an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended August 31, 2011, the Fund did not use the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of August 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

aIncludes common and preferred stocks as well as other equity investments. For detailed categories, see the accompanying Statement of Investments.

42 | Annual Report

Templeton Foreign Fund

Notes to Financial Statements (continued)

12. FAIR VALUE MEASUREMENTS (continued)

At August 31, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

13. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is currently evaluating the impact, if any, of applying this provision.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report | 43

Templeton Foreign Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Funds and Shareholders of Templeton Foreign Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Fund (the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 19, 2011

44 | Annual Report

Templeton Foreign Fund

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $162,967,533 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2011. Distributions, including qualified dividend income, paid during calendar year 2011 will be reported to shareholders on Form 1099-DIV in January 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $85,079 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2011.

At August 31, 2010, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 16, 2010, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C, Class R and Advisor Class shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Annual Report | 45

Templeton Foreign Fund

Tax Designation (unaudited) (continued)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In January 2011, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2010. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2010 individual income tax returns.

1 Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

46 | Annual Report

Templeton Foreign Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Annual Report | 47

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	131	Boeing Capital Corporation (aircraft financing).
Principal Occupation During Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	31	Emeritus Corporation (assisted living) (1999-2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006-2010).
Principal Occupation During Past 5 Years: Advisor, Saratoga Partners (private equity fund); and **formerly,** Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).				
Frank A. Olson (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	131	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	139	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During Past 5 Years: John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and **formerly,** Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-May 2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	24	None
Principal Occupation During Past 5 Years: Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and **formerly,** Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).				
Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	39	El Oro Ltd (investments).
Principal Occupation During Past 5 Years: Attorney at law engaged in private practice (1973-2009) and member of various boards.				

48 | Annual Report

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee, Chairman of the Board and Vice President	Trustee and Chairman of the Board since 1995 and Vice President since 1992	131	None
Principal Occupation During Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				
****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Vice President	Trustee since 1992 and Vice President since 1996	50	None
Principal Occupation During Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.				

Annual Report | 49

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Gary P. Motyl (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	President and Chief Executive Officer – Investment Management	Since 2007	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.				
Mark H. Otani (1968) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2004 and Vice President since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				

50 | Annual Report

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. which is the parent company of the Fund’s investment manager and distributor.
Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that
Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit
Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from
2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from
1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experi-
ence, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S.
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call
(800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 51

Templeton Foreign Fund

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 17, 2011, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on expenses, shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis report included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund

52 | Annual Report

Templeton Foreign Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2011, and the previous 10 years ended such date in comparison with a performance universe selected by Lipper. The Lipper performance universe for the Fund consisted of the Fund and all retail and institutional international large-cap core funds as selected by Lipper. On a comparative basis, the Lipper report for the Fund showed its total return to be in the highest or best performing quintile of such universe for the one-year period and on an annualized basis to also be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report.

Annual Report | 53

Templeton Foreign Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis included administrative charges as being part of the management fee, and actual total expenses for comparative consistency are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate of the Fund to be below the median of its Lipper expense group and the actual total expense ratio of the Fund to be in the second least expensive quintile of its expense group. The Board was satisfied with such comparative expenses of the Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2010, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board

54 | Annual Report

Templeton Foreign Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The Fund’s investment management agreement provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets; 0.615% on the next $4 billion of Fund net assets; 0.60% on the next $5 billion of Fund net assets; 0.58% on the next $5 billion of Fund net assets; 0.56% on the next $5 billion of Fund net assets; and 0.54% on net assets in excess of $20 billion, with additional breakpoints continuing thereafter up to the $35 billion asset level. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2010, the net assets of the Fund were approximately $6 billion. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedules of fees under the investment management agreement for the Fund provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Annual Report | 55

Templeton Foreign Fund

Shareholder Information (continued)

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

56 | Annual Report

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.
(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $132,519 for the fiscal year ended August 31, 2011 and $139,025 for the fiscal year ended August 31, 2010.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $5,788 for the fiscal year ended August 31, 2011 and $5,538 for the fiscal year ended August 31, 2010. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $85,000 for the fiscal year ended August 31, 2011 and $0 for the fiscal year ended August 31, 2010. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and the application of the local country tax laws to investments made by various Franklin Templeton funds.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $4,311 for the fiscal year ended August 31, 2011 and $0 for the fiscal year ended August 31, 2010. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $140,489 for the fiscal year ended August 31, 2011 and $0 for the fiscal year ended August 31, 2010. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)	(2) None of the services provided to the registrant described in paragraphs
(b)	-(d) of Item 4 were approved by the audit committee pursuant to paragraph

(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).
(g)	The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $235,588 for the fiscal year ended August 31, 2011 and $5,538 for the fiscal year ended August 31, 2010.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no significant changes in

the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and
Administration
Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and
Administration
Date: October 27, 2011

By /s/MARK H. OTANI
Mark H. Otani
Chief Financial Officer and
Chief Accounting Officer
Date: October 27, 2011